SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (date of earliest event reported)

                          February 27, 1998
                            -------------

                     AMERICOLD CORPORATION
    (Exact name of registrant as specified in its charter)


      Oregon                     33-12173            93-0295215
(State or other jurisdiction  (Commission File      (IRS Employer
      of incorporation)           Number)          Identification
                                                         No.)


7007 SW Cardinal Lane, Suite 135, Portland, Oregon       97224
    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (503) 624-8585

Item 8.     Change in Fiscal Year
            ---------------------


On February 27, 1998, the Board of Directors of Americold Corporation determined to change the corporaton's fiscal year end from the last day of February to December 31. The change is effective as of December 31, 1997, which will result in an Annual Report on Form 10-K being filed for the transition period March 1, 1997 to December 31, 1997.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                              AMERICOLD CORPORATION



                              By /s/ Joel M. Smith
                                 --------------------------------
                                 Joel M. Smith
                                 Senior Vice President and Chief
                                 Financial Officer



Date:  March 11, 1998